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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of report: December 1, 1999
                       (Date of earliest event reported)



                          Sizzler International, Inc.
                        -------------------------------
            (Exact name of Registrant as specified in its charter)


         Delaware                  1-10711                  95-4307254
         --------                  -------                  ----------
(State of Incorporation)   (Commission File No.)  (IRS Employer Identification
                                                              Number)


         6101 West Centinela Avenue, Suite 200, Culver City, CA 90230
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (310) 568-0135
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On December 1, 1999 Sizzler International, Inc. (the "Registrant") issued a press release with respect to its having entered into contracts for the sale and leaseback of 49 of its Australian Sizzler and KFC properties, which press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated December 1, 1999.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             Sizzler International, Inc.


                                             By:  /s/ Steven R. Selcer
                                             ------------------------------
                                             Name:  Steven R. Selcer
                                             Title: Vice President and
                                                    Chief Financial Officer

Dated:  December 3, 1999